    As filed with the Securities and Exchange Commission on January 17, 2001
                                                      Registration No. 333-41372
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                --------------

                                 AT ROAD, INC.
             (Exact name of Registrant as specified in its charter)

                                --------------

        Delaware                     7373                94-3209170
     (State or other           (Primary Standard      (I.R.S. Employer
     jurisdiction of              Industrial        Identification Number)
    incorporation or          Classification Code
      organization)                 Number)
                             47200 Bayside Parkway
                               Fremont, CA 94538
                                 (510) 668-1638
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                --------------

                                   Krish Panu
                     President and Chief Executive Officer
                                 At Road, Inc.
                             47200 Bayside Parkway
                               Fremont, CA 94538
                                 (510) 668-1638
(Name, address including zip code, and telephone number including area code, of agent for service)

                                --------------

                                   Copies to:
           Mark B. Weeks                        Mark A. Bertelsen
             Gene Yoon                            Jose F. Macias
          Flora Szilagyi                            Betsey Sue
           Eric M. Bowen                 Wilson Sonsini Goodrich & Rosati
         VENTURE LAW GROUP                      650 Page Mill Road
    A Professional Corporation                 Palo Alto, CA 94304
        2800 Sand Hill Road
       Menlo Park, CA 94025

                                --------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                                EXPLANATORY NOTE

   @Road had registered 8,050,000 shares of common stock, including 1,050,000 shares of common stock issuable upon exercise of the underwriters' over-allotment option. The over-allotment option was not exercised, none of the 1,050,000 over-allotment shares were sold and all 1,050,000 shares are being removed from registration.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fremont, State of California on January 10, 2001.

                                          AT ROAD, INC.

                                                      /s/ KRISH PANU
                                          By: _________________________________
                                                         Krish Panu
                                               President and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:


              Signature                          Title                   Date
              ---------                          -----                   ----

           /s/ Krish Panu              Chairman of the Board of    January 10, 2001
______________________________________  Directors, President and
              Krish Panu                Chief Executive Officer

                  *                    Vice President, Finance     January 10, 2001
______________________________________  and Administration and
           Thomas C. Hoster             Chief Financial Officer

                  *                    Director and Chief          January 10, 2001
______________________________________  Technology Officer
            Rodric C. Fan

                  *                    Director                    January 10, 2001
______________________________________
             Kris Chellam

                  *                    Director                    January 10, 2001
______________________________________
           Stuart Phillips

                  *                    Director                    January 10, 2001
______________________________________
            Andrew Sheehan

                  *                    Director                    January 10, 2001
______________________________________
           T. Peter Thomas

* Power of Attorney

           /s/ Krish Panu
By: __________________________________
              Krish Panu